UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

VECTREN CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No:
	(3)	Filing Party:
	(4)	Date Filed:

April 24, 2018

PRESENTATION

Operator

Good morning, and welcome to the CenterPoint and Vectren Merger Conference Call and Webcast. [Operator Instructions] Please note that this event is being recorded. I would now like to turn the conference over to David Mordy, Director of Investor Relations. Please go ahead, sir.

David Mordy

Director, Investor Relations

Thank you, good morning, everyone we appreciate you joining us today, for this call relating to merger. I’m David Mordy, Director of Investor Relations for CenterPoint Energy. To discuss the merger, I have Scott Prochazka, President and CEO of CenterPoint Energy and Carl Chapman Vectren’s Chairman and CEO. Also with us this morning are Bill Rogers, Executive Vice President and CFO of CenterPoint and Susan Hardwick, Executive Vice President and CFO of Vectren. Bill and Susan will be available during the Q&A portion of our call. In conjunction with our call, we will be using slides, which can be found under the investors section at centerpointenergy.com or Vectren’s investor home page at investors.vectren.com. This call is being webcast, and shortly following its conclusion, a replay will be available on both companies’ Investor Relations website. Please note that this may announcement your information using SEC filings, news releases, public conference calls, webcasts, and post to the respective company investor website. In the future, we will continue to use these channels to communicate important information, and encourage you to review the information on the websites. Today, we will discuss certain topics containing projections and forward-looking information that are based on our beliefs, assumptions and information currently available to us. These forward-looking statements are subject to risks or uncertainties. Actual results could differ materially based upon factors, including risks or uncertainties described on Slides 2 through 4 and other risk factors noted in our SEC filings. We will hope to discuss CenterPoint’s guidance for 2018. The guidance range considers utility operations performance today and certain significant variables that may impact earnings, such as weather, throughput, commodity prices, effective tax rates, financing activities and regulatory and judicial proceedings, to include regulatory actions or results of recent tax reform legislation. In providing this guidance, CenterPoint uses a non-GAAP measure of adjusted diluted earnings per share. This does not include other potential impacts such as changes in accounting changes or unusual items, earnings or losses from the change in the value of up to 0 Premium Exchangeable Subordinated notes, or ZENS securities and the latest socks or the timing effects of mark-to-market accounting in CenterPoint’s Energy services business. The guidance range also consider such factors as enables to recent public forecast and effective tax rate. And with that, I’ll turn the call over to Scott.

Scott M. Prochazka

President, CEO & Non-Independent Director

Thank you, David, and thank you, everyone for joining us today, to discuss the merger of CenterPoint Energy and Vectren announced yesterday morning. We are speaking to you from Evansville, Indiana, and I’m thrilled to be here and to be talking about the merging of these 2 great companies. This merger is about scale and diversification. It is about leveraging best practices to serve our customers. It is about expanding product offerings in the time when customer needs are rapidly evolving. And it is about combining the 2 companies, with a similar cultures, who are committed to our customers, the environment and the communities we serve and.

Let me begin with an overview of the transaction, which you will find it on Slide 7. The Board of Directors of CenterPoint Energy and Vectren have each unanimously approved the transaction whereby CenterPoint will acquire all of the issued and outstanding shares of Vectren, for $72 per share in cash. Combined, we will become a $27 billion enterprise value company. We are targeting closing the transaction by the first quarter of 2019, subject to approval from Vectren’s shareholders, approvals by several federal agencies and after certain regulatory filings are completed in Indiana and Ohio.

Turning to Slide 8, our provide a high-level overview of CenterPoint, starting with our regulated utility businesses. CenterPoint’s Houston electric serves over 2.4 million metered customers in a 5,000 square-mile territory in and around Houston, Texas. Houston Electric has historically enjoyed and is projected to continue to have a very strong customer growth for all the 3 customer classes residential, commercial and industrial. This growth required continued investment by CenterPoint, to help ensure our system has efficient capacity and is safe, resilient and reliable. We have introduced numerous technological advancements in this business over the last decade, including smart meters, intelligent grid circuits, predictive analytics and power alert services.

Our regulated natural gas distribution business delivers natural gas to 3.5 million customers in 6 states. This business also required significant investment to support infrastructure replacement, reliability, safety and growth. For these combined utilities, we plan to invest $8 billion from 2018 to 2022. Our unregulated energy services business delivered competitive natural gas, supplied to approximately 31,000 commercial and industrial customers. This business delivered 1.2 trillion cubic feet of natural gas in 2017, making it one of the largest customer-focused natural gas sales businesses in the country.

Additional smaller unregulated businesses that we have includes Home Services Plus in Minnesota, which provides appliance and appliance warranty services and mobile energy services, which provides portable liquid and compressed natural gas service, primarily, during pipeline maintenance and outages. In total, our unregulated businesses spans 33 states.

Turning to Slide 9. CenterPoint has long had a strategy to operate, serve and grow our business. We strive to add value for our customers. This is done by making the right investments in our system, and the technology we introduce, and our employees and in maintaining a strong connection with the communities we serve. Our vision is to lead the nation and deliver energy, service and value. This merger is well aligned with our vision, and strongly supports the elements of our strategy. I’d like to turn the call over To Carl Chapman, to discuss Vectren’s current businesses and the combined utility grid.

Carl L. Chapman

Chairman, President & CEO

Thank you, Scott, and let me echo how pleased I am to be combining these 2 excellent companies. I will briefly provide an overview of Vectren’s businesses as highlighted on Slides 10 and 11, and I will start with the utility businesses. Vectren serves over 1 million natural gas distribution customers throughout Indiana and Ohio. In addition, we deliver electricity to 145,000 homes and businesses in southwestern Indiana, and provide electricity to our customers from over 1,200 megawatts of power generation assets. The combined company will continue Vectren’s smart energy future plans, investing $6.5 billion in our utilities between 2018 and 2027, and we expect to improve the reliability and safety of our energy distribution systems, modernize our electric grid and diversify our generation mix.

As highlighted on Slide 11, the largest portion of the $6.5 billion smart energy future plan is a $3.8 billion investment that we anticipate will further improve our ability to deliver safe and reliable service to our natural gas customers. This investment plan includes a replacement of bare steel and gas [indiscernible] pipelines throughout our territory. And other significant investment is our Electric Grid modernization infrastructure investment program, related to our Electric Transmission & Distribution grid. We expect this program will improve the reliability of our electric system, reduce the frequency and duration of service outages and enhance the overall customer experience. It includes the installation of smart meters across our territory. Finally, we believe our generation transition plan will diversify our generation fleet, improve our overall fuel source flexibility, further reduce submissions and enhance the utility’s ability to adapt the new technologies and changing customer needs.

Diversifying our generation mix includes a plan to add 54 megawatts of solar generation by 2020, and build approximately 800 to 900 megawatts of combined cycle gas generation, to replace coal units that we intend to retire 2024. The generation transition plan also include additional investment in the 1 remaining coal fire unit, to enable compliance with existing environmental regulations. As a result of this diversification, we expect that by 2024, our carbon omissions will decline approximately 60% from 2005 levels.

Next I will cover our 2 unregulated business segment, Vectren Infrastructure Services or VISCO for short, and Vectren Energy Services or VESCO. VISCO focuses on natural gas transmission and distribution pipeline construction and repair. We estimate this business will have revenue of just over $1 billion in 2018, led by the distribution portion of the business that primarily serves utility LDCs. VISCO has a significant backlog of projects, and we anticipate construction activity will remain strong, as utilities and pipeline companies continue to repair and place aging pipelines infrastructure and as more large-scale pipeline construction projects get underway, across the nation.

Our VESCO business provides energy efficiency performance contracts, designs and builds sustainable infrastructure and provides operations and maintenance for our remaining facility where VESCO has completed the projects. We’re seeing strong interest in improving energy efficiency by both public and federal sectors, providing good growth opportunities at VESCO. We believe our performance contracting business model continues to provide one of the most effective ways to achieve a long-term energy savings both at the same time providing cost-effective opportunities to enable infrastructure renewable such as a new HVAC systems, window and lighting, and we anticipate strong growth in this business, as technology enables new solutions for energy efficiency and renewable generation.

As you can see on Slide 12, the combined company gained significant scale, serving 4.5 million natural gas distribution customers in 8 states, with a combined pro forma gas rig base of [$5.1 ] billion. On the electric side, the combined company will serve 2.6 million customers in Texas and Indiana, with a combined rate base of $6.7 billion, we believe that the larger scale than the combined companies will enable opportunities for operational efficiencies, while growth in a more diverse business portfolio will enable exciting employment opportunities.

On Slide 13, we show the combined utility service territories. The states with our largest investments are all doing well experiencing low unemployment and solid economic growth. We believe that merging with CenterPoint was the right decision for our customers, our employees and our shareholders, because CenterPoint shares our vision. This shared vision include executing and enhancing our smart energy future plans, with innovation CenterPoint is employed and will continue to develop across its system. CenterPoint shares our vision to grow VISCO and VESCO into premier infrastructure in energy services company. They also share our vision to develop talented employees.

And finally, as a you he will hear from Scott shortly, CenterPoint shares our vision of commitment to the customers and the communities we serve. We’re eager to focus on this successful integration of these 2 companies, and we are excited about the combined future.

Scott M. Prochazka

President, CEO & Non-Independent Director

Thank you, Carl. Turning to Slide 14, I will cover the strategic rationale behind combining these 2 companies. First, the combined company will expand its mix of regulated utilities that are experiencing strong growth fundamentals. To meet the needs of our collective utility service territories significant capital is needed. Constructive regulation, including capital recovery mechanisms across much of our footprint, allow for timely capital recoveries. We also believe abundant natural gas supply coupled with the low prices make natural gas and economic and favored source of energy for direct use for decades to come.

Turning to Slide 15, both companies understand and are investing in products for technologies that enhance the customer experience. At its core, business strategy is about meeting customer’s needs, both today and tomorrow. Without the customer, there certainly is no business. Technology and societal change or shifting customers expectations of an energy to every company. Delivering reliable, safe and affordable electricity and natural gas will continue to be the focal point of what we do. We believe that combining these 2 companies gives us the size and additional shared expertise advance the affordability, reliability and safety of our delivered energy. In addition, customers want greater control over their energy usage, optionality in terms of their energy source, better integration and management of electric devices within their homes and businesses and to look at alternative fuels for transportation. This merger of CenterPoint and Vectren will help ensure we have the capability to meet these evolving customer expectations and deliver long-term value to our investors. We believe that CenterPoint’s technological experience with smart meters, data management, the intelligent grid, power lift services and advanced legal research and, of the right fit to combine with Vectren smart energy future vision.

Finally, we believe that the combined unregulated business offer strong opportunities, continued a problematic infrastructure spending along with growing customer interest in managing their energy supply are key drivers for VISCO and VESCO. In addition, these businesses along with CenterPoint’s unregulated businesses, we’ll be able to leverage a larger common customer base to further enhance this growth.

Slide 16, shows CenterPoint’s earnings trajectory. Following the merger, we continue to anticipate 5% to 7% EPS growth in 2019 and 2020, excluding one-time charges associated with the merger. This merger in anticipated to be modestly accretive by 2020, with increasing accretion in the years after. In addition, an improved business risk profile and longer-term projections for Vectren’s business units allowed for greater confidence in earnings especially longer-term earnings.

Turning to Slide 17, we anticipate finding this transaction, with approximately $2.5 billion in equity or equity content securities in advance of closing. The remainder we expect to finance with debt. We expect the new capital structure and resulting credit metrics will support solid investment great quality.

I will close by mentioning a few other specific elements associated with our merger agreement. I will be the Chief Executive Officer of the combined company, and will work to determine additional leadership roles in the weeks and months to come. We will continue to utilize the Vectren name throughout Indiana, and Ohio as a CenterPoint Company. The combined company’s natural gas utilities operation, serving 4.5 million customers as well as the electric operations in Indiana, will be headquartered in Evansville, continuing a strong presence in the city.

Finally, CenterPoint will continue to contribute annually to the Vectren foundation supporting the community and the valuable work the foundation does. Let me reiterate how excited I am to be part of the merger of these 2 great companies. Before we open the call to questions, let me remind you that both companies have scheduled earnings call next week. Depending on the nature of your question today, we may defer them to be on site on those earnings call. We appreciate your interest in this merger and for joining us today. David?

David M. McClanahan

Former COO

Thank you, Scott. We will now open the line for questions. In the interest of time we’ll ask you to please one question and a follow-up.

QUESTION AND ANSWER

Operator

[Operator Instructions] And your first question will come from Shahriar Pourreza of Guggenheim Partners.

Shahriar Pourreza

Guggenheim Securities, LLC, Research Division

So let’s just on the equity, it’s somewhat of a big slug. Can you talk a little bit about some potential mitigation measures you could be looking at, i.e. maybe eventually monetizing Vectren’s construction business or even sort of revisiting a strategic review of Enable? And then maybe just on Enable, can you just talk about how that prior review time with the Vectren process?

Scott M. Prochazka

President, CEO & Non-Independent Director

Several questions in there. Let me comment on just as I can, sorry about that. The interest in the business, the unregulated businesses VISCO and VESCO remain is a very high, and our intention is absolutely keep these businesses and grow them. As for the question of about Enable the assumption around a $2.5 billion of equity that I mentioned, is under the assumption that there are no sales of Enable. So clearly, if the opportunity presents itself and the market is constructive enough to be able to sell some units that could be an offset to some of the equity.

Shahriar Pourreza

Guggenheim Securities, LLC, Research Division

Okay that does answer it. And just on sort of your forward metrics mainly on the balance sheet, what are your expectations as far as the pro forma sort of debt metrics? I mean stand-alone, you guys are both in very good footing, but the metrics do tick down in time even without this deal and you are taking on some debt here? So I guess the question is where you think the metrics will shake out or another way to ask it is it fair to assume that post this deal, you may be able to see another 200 to 300 basis points of deterioration from your 20%, 21% range you guided for?

Scott M. Prochazka

President, CEO & Non-Independent Director

By the way I would answer that is already investment great, and we will give some more detail on that at our earnings call next week.

Operator

And our next question comes from Ali Agha of SunTrust.

Ali Agha

SunTrust Robinson Humphrey, Inc., Research Division

Scott, as you think about the combination and the financial outlook for the CenterPoint entity going forward, how have you thought about merger synergies that you could extract from the combining the company? And given that a large chunk of the business is regulated, how much you can retain? versus, I mean, to give back to customers [all time], how have you reported that?

Scott M. Prochazka

President, CEO & Non-Independent Director

Ali, I would answer that by saying, I think we’re very mindful of the regulatory process. We’re also clearly mindful of the fact that when you merge 2 corporate entities, at the corporate level you clearly, have some redundancy and some duplications. So we have thought through the implications of some of the efficiencies that are achievable in the near term. I will tell you though that the driver behind this was not synergies from an expense standpoint, the driver behind this is the opportunities for synergistic growth and for the continued growth and investment in the utility space.

Ali Agha

SunTrust Robinson Humphrey, Inc., Research Division

Okay. And my second question, you know, CenterPoint stands alone you laid out a very attractive story in the past for us, the regulated business and the rate base growth potential, load growth et cetera are all very exciting. You put Vectren into the mix, your growth profile hasn’t really changed. You’re still looking at the same growth rate and yet there is an element of uncertainty with the approvals, with the extra equity coming in so again from a big picture perspective, what does Vectren bring to the table that CenterPoint standalone did not have or could not have achieved given the targets that you laid out for us?

Scott M. Prochazka

President, CEO & Non-Independent Director

Well, we have only talked about growth for the next couple of years, because that’s a timeframe that we have given it. But Vectren has a very attractive growth profile, and we believe when added to ours, it will create additional growth opportunities out past the years that we’ve been specifically discussing. We also see opportunities in the overlay — or the overlap between the unregulated businesses, opportunities for growth there that we want to take advantage of. So while there’s always risk and there’s always issue when you go through a transaction, we see the upside for outweighing the challenges, we see from unregulated business standpoint, coming into areas that have constructive regulation. And so we feel very good about this merger and the ability to close and the ability to offer a stronger value for preposition to the CenterPoint’s shareholders down the road.

Operator

And the next question will come from Julien DuMoulin-Smith of Bank of America Merrill Lynch.

Unknown Analyst

This is Josephine on the line for Julien. And so Just on the CapEx, is there an opportunity to expand the CapEx at Vectren now that it’s part of the CenterPoint platform?

Carl L. Chapman

Chairman, President & CEO

You never say the actual CapEx plan will stay at it is, I mean, our CapEx plan evolves based on customer needs. The investment plan at Vectren could evolve our time, but right now, they’ve got a very thoughtful plan in place, with specific goal to accomplish and their capital plan is year around that.

Carl L. Chapman

Chairman, President & CEO

Yes. The other only thing, obviously, we have talked about this many times is the balance between the growth and also the customer rates, there are many growth opportunities available, and it’s just a matter of working what it does in the customer rates.

Unknown Analyst

And then just a quick follow up. On the Enable portion, I know it doesn’t necessary change the $2.5 billion of equity considered, but is there a change in the consideration of long-term Enable monetization in order to fund the greater CapEx as part of the merger?

Scott M. Prochazka

President, CEO & Non-Independent Director

No, I think strategically, our position still stays intact, and that is we would like to reduce our exposure to that space to the sale of the units as the market allows us.

Operator

And next we have a question from Insoo Kim of RBC Capital Markets.

Insoo Kim

RBC Capital Markets, LLC, Research Division

Following up on, I think, Ali’s question, do you see this combination longer-term growth versus the growth that CenterPoint would’ve seen in the long term as a stand-alone company? Was that the primary motivation for this?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes. There is — we do see that. And while we don’t specifically talk about the growth rates beyond the near-term period of 2 years, we do see that potential there. We see it in 2 ways, one is the utility investment, opportunity added onto our utility profile as well as the commercial opportunities that come from the unregulated businesses.

Insoo Kim

RBC Capital Markets, LLC, Research Division

Understood. And then again, with the introduction of unregulated business with this merger, does it, kind of, in some ways must maintain that regulated, unregulated mix while still regulated for the most part. Is that makes something that you intend to maintain a longer term? Or is it going to be trying to add or bolster the regulated business going forward?

Scott M. Prochazka

President, CEO & Non-Independent Director

We haven’t set a specific target for a percentage of unregulated, but we are comfortable with the overall unregulated mix that we have against the, as you pointed out predominantly regulated base. And we’ll say that one of the impacts of this is the amount of earnings exposure from the midstream investment space will go down on a percentage basis.

Operator

And our next question will come from Christopher Turnure of JPMorgan.

Christopher James Turnure

JP Morgan Chase & Co, Research Division

My first question is just on financing with respect to the idea you’re going to us more quantitative detail next week. If we assume that there is no Enable sell down and, kind of, given your current equity band our guidance there, how much flexibility do you have to maybe use equity units versus preferred equity or use a forward equity structure versus a common equity structure?

Scott M. Prochazka

President, CEO & Non-Independent Director

I think we have a fair amount of flexibility. I think as you saw our message, we said we could look at the mix of common or common like our products as we think about what’s the right mix for that.

Christopher James Turnure

JP Morgan Chase & Co, Research Division

Okay. And even if you’re assuming no sale of Enable share, do you still think there is some level of flexibility there?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes. That is correct.

Christopher James Turnure

JP Morgan Chase & Co, Research Division

Okay. And then, you mentioned this doesn’t change your Enable sell down plan, but are there any tax benefits in relationship to that sell down or elsewhere within the consolidated structure that we might be missing at first glance here?

Scott M. Prochazka

President, CEO & Non-Independent Director

Not as a result of this transaction if that’s what you’re asking.

Operator

Next question comes from Greg Gordon Evercore ISI.

Gregory Harmon Gordon

Evercore ISI, Research Division

So to the extent that the deal does become accretive to the earnings growth rate when you get out 3, 4 years, because it’s by your own admission not accretive to earnings power of the company in the first 2. What is the secret sauce that gets you there? Is it — if it’s not stability to deploy capital or increased ROEs at the utility business is, is it an expectation that the combination of your unregulated business platforms will drive better growth there? I’m having a hard time sort of extrapolating how the growth rate expands?

Scott M. Prochazka

President, CEO & Non-Independent Director

So just to clarify, we believe this thing will be modestly accretive by [ 20 ] year after close. And then I think your question is [indiscernible] more accretive beyond that? And we get there through additional opportunities of the overlap of the unregulated businesses as well as the deployment of capital that’s planned, in both the regulated — or both our regulated and the Vectren regulated businesses.

Gregory Harmon Gordon

Evercore ISI, Research Division

And deploying this amount of leverage to [ contemplate ] the transaction, my calculations are it has a significant impact on the FFO-to-debt of the consolidated company, and I think CenterPoint’s FFO-to-debt before this transaction was probably 20% plus, and I think pro forma in the mid-teens. Now that is consistent with the investment given your this profile, but it seems like you’re expanding an awful lot of balance sheet capacity to not get a lot of earnings growth upside. So can — is there a plan to deleverage or can you articulate why that trade-off is a reasonable trade-off given your strategic vision for the company?

Scott M. Prochazka

President, CEO & Non-Independent Director

Well, because we think that we have some capacity within our credit to take on the additional debt, and still maintain the credit ratings that we need to operate all of our businesses. And we see the value of the larger platform and the — particularly some of the opportunities around the unregulated space, knowing how customers’ needs are involving, and how the energy delivery spaces are offering to take advantage of having that combined skill set and the combined capabilities.

Operator

Next question will come from Steve Fleishman of Wolfe Research.

Steven Fleishman

Just to the financing for the transaction both the equity and the debt, how you’re thinking about hedging during this, or just obviously markets can move around between now and closing?

Scott M. Prochazka

President, CEO & Non-Independent Director

Steve, if okay with you, we’d like to defer that subject till the call next week.

Steven Fleishman

Okay, great. And then you might have talked about this, but the approval filings for the states like Indiana or Ohio, so you don’t need approval of the merger, but you do have to make some kind of filing. So what kind of financial do you need to make and what’s the nature of that?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes, this is Carl. As you said, approval — formal approval is not required in either Indiana or Ohio. In the filings it will make it really will do is sit down with the commission and talk about the information that they would like to see and so that will make those filings once we really determine what it is that we think the commissions would be looking for. But as you mentioned, I think the key issue here is while all filings formal approval is not required in either state.

Operator

The next question will come from Charles Fishman of MorningStar.

Charles J. Fishman

Morningstar Inc., Research Division

I look at the nonregulated businesses of Vectren, and I — covering CenterPoint, you had tremendous growth in your energy service that’s going to be a major part of the combined company, but there doesn’t appear to be an overlap. In other words I guess I would consider that an opportunity that Vectren nonregulated businesses can operate in the footprint of CenterPoint and vice versa. Is that assumed in your earnings projections for the combined company that there’ll be considerable growth in that area?

Scott M. Prochazka

President, CEO & Non-Independent Director

Well, it certainly is all part of the growth consideration as we see value in this deal, but you pointed out something that is very true, and that is the ability to do cross selling between these areas, does represent opportunity for growth that neither company may be able to on its own.

Charles J. Fishman

Morningstar Inc., Research Division

So your — a lot of CenterPoint’s energy services is customers within the footprint of CenterPoint, and I don’t see that type of service on the bullet points and Vectren, I’m not familiar with Vectren. That, to me, would be a real opportunity to — and you had some significant growth in your energy Services as far as customer count throughput et cetera. Is that in the game plan I assume?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes. Absolutely, that’s how we think about the opportunity between these unregulated businesses. You pointed out we do have a number of customers that are within our utility footprint, but we also operate our energy services business in 30 — about 33 states. And Vectren operate their business in 30-plus states, I believe. And the overlap — there is some overlap geographically, but there is also a fair amount of unique customers that will be able to take advantage of in terms of cross-selling with the products that they have as well as the products that we have.

Charles J. Fishman

Morningstar Inc., Research Division

And like your Minneapolis natural gas project, is that the kind of project that Vectren’s infrastructure services could do.

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes. In fact, what you would — if you looked at our prior investor, you would see investor presentations, you would see we list CenterPoint as a customer. And just an interesting fact to just give you some sense that Minnesota Limited, one of our businesses has been in business for a very long time. It’s first customer was actually the Minnesota Operations of CenterPoint, and that’s a customer today. So I think gives us a very good sense of the relationships that already exists and that can be built upon from there.

Operator

Next question comes from Paul [indiscernible] of KeyBanc.

Unknown Analyst

You actually touched on a lot of this, but is there no net benefit standards in Indiana or Ohio?

Scott M. Prochazka

President, CEO & Non-Independent Director

Again, there are no formal approvals required. So in essence I think the answer is no, but I rather answer with no formal approvals required there. Obviously, we will have discussions and decide what type of filings we need to make in both states, but it will not rise to those kind of approvals.

Operator

The next question comes from Kemal Patel of Wells Fargo.

Kamal Patel

I had a few quick questions on structure and debt strategy. From a corporate structure perspective, does Vectren become suburb CenterPoint Inc.?

Scott M. Prochazka

President, CEO & Non-Independent Director

The short answer it is yes, but we would like to answer that in more detail next week on the call if you can, on our next call.

Unknown Analyst

And then looking at your debt funding strategy, including CP, is that because you intend to reduce that immediately upon close through the next year or so? And you need to get EPS accretive, does that transition needs to be EPS accretive to pursue the reduction going forward?

Scott M. Prochazka

President, CEO & Non-Independent Director

Well when you say need to be EPS accretive, I’m not sure that there is a requirement.

Unknown Analyst

Is there a hurdle is what I’m trying to say, sorry.

Scott M. Prochazka

President, CEO & Non-Independent Director

No. I would describe it as a hurdle. The consideration for financing includes number of factors around both debt and equity, and we’re thinking through all of those and be willing to able to share more of those on future call.

Operator

The next question will come from Michael Weinstein of Credit Suisse.

Michael Weinstein

Credit Suisse AG, Research Division

I apologize if these were already asked, just came on the call late. But the long-term growth CAGRs for the wait days of Vectren are 5% to 7%, and that’s a little bit lower than the CenterPoint stand-alone at 8% to 9%. What does that mean for the year maintaining your 5% to 7% EPS growth rate?

Scott M. Prochazka

President, CEO & Non-Independent Director

Of course, Vectren’s overall growth rate, which we have confirmed really for a 10-year period is 6% to 8%. Obviously, some of that is from the nonregulated portion, also some of it is from our expectations on how costs are controlled even without the merger. So we were very comfortable in the past with that 6% to 8%, we of course will talk more about that next week. We want to say were confirming that number on the call today, but we’ve been talking about 6% to 8% growth rate for quite some time.

Michael Weinstein

Credit Suisse AG, Research Division

Also, maybe you could comment a little bit on the impact to FFO-to-debt as a result of the merger with considering tax reform impacts on both companies before and after? And whether, what this might mean for credit ratings?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes, it will decline, but the result will still be solid credit quality and that’s the great credit quality.

Michael Weinstein

Credit Suisse AG, Research Division

But does that mean you might have to take a one notch ground grade?

Scott M. Prochazka

President, CEO & Non-Independent Director

Potentially.

Operator

The next question will come from Paul Patterson of Glenrock Associates.

Paul Patterson

Glenrock Associates LLC

Just on the synergies, the growth synergies, I was wondering if you could — if there is any quantification is how much you see the nonregulated operations going as a result of the merger? And you mentioned cross-selling, but I’m just wondering if there any other sort of examples you could — you could elaborate on that would be driving the synergistic growth that you talked about?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes. So we have had given specific numbers for growth based on the cross-selling potential of all of the businesses, but let me provide an example. So we have a mobile energy solutions business down the CenterPoint side that provide service to [indiscernible] that have to be taken out for maintenance or repair. And this service allows the customer to continue to be fed the gas that they need during those repair works. the VISCO side of the business does — on the Vectren side does a lot of the replacement and repair work. So being able to marry those 2 up for joining opportunity is one example of how a product line on our side and a product line on the Vectren side, they come together and create some additional value.

Paul Patterson

Glenrock Associates LLC

And quantifiable can you give us some sense of how much more these businesses will grow as a result for the merger? I mean how should we think about that?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes, we haven’t. We’re not getting growth numbers yet on those, but suffice to say that is clearly one of the strategic elements that makes us confident that this will be a win for the shareholder in terms of providing additional upside and growth opportunity.

Operator

Our next question comes from Andy Levi of Evan Capital.

Andrew Levi

Most of my questions obviously were asked already, but — just the timing of the financing particularly the equity, can you give us any sense of that?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes. Andy, that’s the way we would describe that you can get completed in advance of closing, and we said, closing is anticipated to be the first quarter of 2019.

Andrew Levi

Okay. That’s fair. And have you — do you have all the appropriate filings made S3s and thinks like that as far as having the equity on the shelf for no better way to say it or do those filing registration statements need to be make still?

Scott M. Prochazka

President, CEO & Non-Independent Director

We do have those, we have a universal shelf.

Andrew Levi

Okay. So you’re ready to go once [ fire ] period goes anywhere between now and closing. Okay.

Operator

Next question comes from Michael Lapides of Goldman Sachs.

Michael Jay Lapides

Goldman Sachs Group Inc., Research Division

Just a Vectren and Indiana CapEx related question, when looking at the electric CapEx, and this is kind of very long-term focused. I know there are lot of the back-end uptick in CapEx has tied in a new combined cycle, but just curious, how are you thinking the combination would potentially impact the development of either a, new renewables into that part of a country, or b, new transmission that could bring in new renewables from other states?

Scott M. Prochazka

President, CEO & Non-Independent Director

Well, I think, first of all, as you know we’ve got 10-year lease plan on the table, which is unusual to start with. So we’d be been talking about growth in essence beyond, there obviously could be more growth before that, but I really think that 2 companies will get together to look at those opportunities. There certainly will be opportunities down the road on renewables, but of course, we will be building the combined cycle plan, which will deal with our reserve margin in this period of time. But exactly what will unfold beyond that we’ll still have the 1 coal plant as an example so we’ll have to see what opportunities occur related to renewables beyond that time period, and if it’s step-up that will really be driven more by perhaps these required that might occur from various agencies. But we feel like the generation is going to be positioned very nicely, we’ll have renewables, we’ll have gas, we’ll have call.

Operator

The next question comes from [indiscernible] of Schroeders.

Unknown Analyst

Just had a quick question on the termination date for the deal close, if the closing conditions are not met?

Scott M. Prochazka

President, CEO & Non-Independent Director

Can you restate that question?

Unknown Analyst

What is the termination date of the deal if the closing condition are not met?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes, it starts at 12 months, and then related to any regulatory input would be 18 months so 6 months beyond that total of 18 months.

Unknown Analyst

Okay. And then since you said the acquisition of the regulated operations in Indiana and Ohio don’t require formal approvals. Is the closing of the transaction is subject to finalization of any pending reviews or questions from the commission?

Scott M. Prochazka

President, CEO & Non-Independent Director

What we really said in the press release is subject to additional regulatory filings so in essence of the answer is yes, but again, they are formal approvals as you often think about in other states. But we will make regulatory filings provided information to the commission so that they’re fully informed.

Unknown Analyst

Just to clarify, in case those proceedings are not closed in 18 months or not to CenterPoint’s satisfaction I guess, the termination fee will not take place?

Carl L. Chapman

Chairman, President & CEO

That is correct. And of course, what we would basically suggest though is not closing in 18 months in either Indiana or Ohio, if you look back through history, would be unheard of. But the answer is there isn’t a termination fee in that situation.

Unknown Analyst

Just want to clarify it.

Operator

The next question will come from the Lasan Johong of Auvilla Research Consulting.

Lasan A. Johong

Auvila Research Consulting LLC

I know this question has been asked, but I’m going to ask you slightly differently. If and when CenterPoint Sales Enable unit, how higher priority would it be to buyback shares of CenterPoint?

Scott M. Prochazka

President, CEO & Non-Independent Director

Well, Lasan, I think the way I would answer is if we were able to sell some Enable shares, it would reduce the amount of equity we would otherwise need.

Lasan A. Johong

Auvila Research Consulting LLC

Correct. But — okay I’ll leave it there. And second, how much of the debt that is being issued has the maturity of, let’s say, 3 years or less?

Scott M. Prochazka

President, CEO & Non-Independent Director

I think we’ll have to get back to you on that one.

Lasan A. Johong

Auvila Research Consulting LLC

Okay. Final question, how sensitive is CenterPoint to natural gas prices once the merger with Vectren occurs?

Scott M. Prochazka

President, CEO & Non-Independent Director

In what way, I’m sorry?

Lasan A. Johong

Auvila Research Consulting LLC

Say volatility or net income?

Scott M. Prochazka

President, CEO & Non-Independent Director

To natural gas prices?

Lasan A. Johong

Auvila Research Consulting LLC

Yes.

Scott M. Prochazka

President, CEO & Non-Independent Director

Our exposure to natural gas prices would be through two considerations. One would be the amount of say, bad debt or receivables, may go up slightly if gas prices were to go up, and if gas prices were to go, I guess, extraordinary high, you may see a reduction in usage, although many of the jurisdictions have rate designs they are largely fixed bill so that would be mitigated there.

Operator

Then next we have a follow-up from Julien Dumoulin-Smith of Bank of America Merrill Lynch.

Unknown Analyst

It’s Josephine again. Just curious if you could comment on any additional conversation with credit rating agencies?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes. We’ve already had those, we had them in the last week.

Unknown Analyst

And feedback has been positive so far?

Scott M. Prochazka

President, CEO & Non-Independent Director

Yes, I think they’re — we’ll look for them to comment on that.

Operator

And this concludes our question-and-answer session, I would like to turn the conference back over to David Mordy for any closing remarks.

David Mordy

Director, Investor Relations

Thank you. We appreciate everyone joining, and we look forward to talking to you next week on our respective earnings calls.

Operator

The conference is now concluded. Thank you for attending today’s presentation. You may now disconnect.

Forward-Looking Statements

The statements in this document contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this document are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to: (1) CenterPoint Energy’s proposed acquisition of Vectren, (2) shareholder and regulatory approvals, (3) the completion of the proposed transactions, (4) benefits of the proposed transactions, (5) integration plans and expected synergies, (6) the expected timing of completion of the transactions, and (7) anticipated future financial measures and operating performance and results, including estimates for growth and other matters affecting future operations.

Risks Related to the Merger

Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the risk that Vectren may be unable to obtain shareholder approval for the proposed transactions, (2) the risk that CenterPoint Energy or Vectren may be unable to obtain governmental and regulatory approvals required for the proposed transactions, or that required governmental and regulatory approvals or agreements with other parties interested therein may delay the proposed transactions or may be subject to or impose adverse conditions or costs, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (4) the risk that a condition to the closing of the proposed transactions or the committed financing may not be satisfied, (5) the failure to obtain, or to obtain on favorable terms, any equity, debt or other financing necessary to complete or permanently finance the proposed transactions and the costs of such financing, (6) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (7) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Vectren that could interfere with the proposed transactions, (8) the timing to consummate the proposed transactions, (9) the costs incurred to consummate the proposed transactions, (10) the possibility that the expected cost savings, synergies or other value creation from the proposed transactions will not be realized, or will not be realized within the expected time period, (11) the risk that the companies may not realize fair values from properties that may be required to be sold in connection with the merger, (12) the credit ratings of the companies following the proposed transactions, (13) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers, and (14) the diversion of management time and attention on the proposed transactions.

Risks Related to CenterPoint Energy

Important factors related to CenterPoint Energy, its affiliates, and its and their operations that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to:(1) the performance of Enable Midstream Partners, LP (Enable), the amount of cash distributions CenterPoint Energy receives from Enable, Enable’s ability to redeem the Series A Preferred Units in certain circumstances and the value of CenterPoint Energy’s interest in Enable, and factors that may have a material impact on such performance, cash distributions and value, including factors such as: (A) competitive conditions in the midstream industry, and actions taken by Enable’s customers and competitors, including the extent and timing of the entry of additional competition in the markets served by Enable; (B) the timing and extent of changes in the supply of natural gas and associated commodity prices, particularly prices of natural gas and natural gas liquids (NGLs), the competitive effects of the available pipeline capacity in the regions served by Enable, and the effects of geographic and seasonal commodity price differentials, including the effects of these circumstances on re-contracting available capacity on Enable’s interstate pipelines; (C) the demand for crude oil, natural gas, NGLs and transportation and storage services; (D) environmental and other governmental regulations, including the availability of drilling permits and the regulation of hydraulic fracturing; (E) recording of non-cash goodwill, long-lived asset or other than temporary impairment charges by or related to Enable; (F) changes in tax status; (G) access to debt and equity capital; and (H) the availability and prices of raw materials and services for current and future construction projects; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand, including the effects of energy efficiency measures and demographic patterns; (3) timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment; (4) future economic conditions in regional and national markets and their effect on sales, prices and costs; (5) weather variations and other natural phenomena, including the impact of severe weather events on operations and capital; (6) state and federal legislative and regulatory actions or developments affecting various aspects of CenterPoint Energy’s and Enable’s businesses, including, among others, energy deregulation or re-regulation, pipeline integrity and safety and changes in regulation and legislation pertaining to trade, health care, finance and actions regarding the rates charged by our regulated businesses; (7) tax reform and legislation, including the effects of the comprehensive tax reform legislation informally referred to as the TCJA and uncertainties involving state commissions’ and local municipalities’ regulatory requirements and determinations regarding the treatment of excess deferred taxes and CenterPoint Energy’s rates; (8) CenterPoint Energy’s ability to mitigate weather impacts through normalization or rate mechanisms, and the effectiveness of such mechanisms; (9) the timing and extent of changes in commodity prices, particularly natural gas, and the effects of geographic and seasonal commodity price differentials; (10) problems with regulatory approval, construction, implementation of necessary technology or other issues with respect to major capital projects that result in delays or in cost overruns that cannot be recouped in rates; (11) local, state and federal legislative and regulatory actions or developments relating to the environment, including those related to global climate change; (12) the impact of unplanned facility outages; (13) any direct or indirect effects on CenterPoint Energy’s facilities, operations and financial condition resulting from terrorism, cyber-attacks, data security breaches or other attempts to disrupt CenterPoint Energy’s businesses or the businesses of third parties, or other catastrophic events such as fires, earthquakes, explosions, leaks, floods, droughts, hurricanes, pandemic health events or other occurrences; (14) CenterPoint Energy’s ability to invest planned capital and the timely recovery of CenterPoint Energy’s investment in capital; (15) CenterPoint Energy’s ability to control operation and maintenance costs; (16) actions by credit rating agencies; (17) the sufficiency of CenterPoint Energy’s insurance coverage, including availability, cost, coverage and terms; (18) the investment performance of CenterPoint Energy’s pension and postretirement benefit plans; (19) commercial bank and financial market conditions, CenterPoint Energy’s access to capital, the cost of such capital, and the results of CenterPoint Energy’s financing and refinancing efforts, including availability of funds in the debt capital markets; (20) changes in interest rates and their impact on CenterPoint Energy’s costs of borrowing and the valuation of its pension benefit obligation; (21) changes in rates of inflation; (22) inability of various counterparties to meet their obligations to CenterPoint Energy; (23) non-payment for CenterPoint Energy’s services due to financial distress of its customers; (24) the extent and effectiveness of CenterPoint Energy’s risk management and hedging activities, including, but not limited to, its financial and weather hedges; (25) timely and appropriate regulatory actions allowing securitization for any future hurricanes or natural disasters or other recovery of costs, including costs associated with Hurricane Harvey; (26) CenterPoint Energy’s or Enable’s potential business strategies and strategic initiatives, including restructurings, joint ventures and acquisitions or dispositions of assets or businesses (including a reduction of CenterPoint Energy’s interests in Enable, whether through its decision to sell all or a portion of the Enable common units it owns in the public equity markets or otherwise, subject to certain limitations), which CenterPoint Energy cannot assure will be completed or will have the anticipated benefits to it or Enable; (27) acquisition and merger activities involving CenterPoint Energy or its competitors; (28) CenterPoint Energy’s or Enable’s ability to recruit, effectively transition and retain management and key employees and maintain good labor relations; (29) the ability of GenOn Energy, Inc. (formerly known as RRI Energy, Inc., Reliant Energy and RRI), a wholly-owned subsidiary of NRG Energy, Inc. (NRG), and its subsidiaries, currently the subject of bankruptcy proceedings, to satisfy their obligations to CenterPoint Energy, including indemnity obligations; (30) the outcome of litigation; (31) the ability of retail electric providers (REPs), including REP affiliates of NRG and Vistra Energy Corp., formerly known as TCEH Corp., to satisfy their obligations to CenterPoint Energy and its subsidiaries; (32) changes in technology, particularly with respect to efficient battery storage or the emergence or growth of new, developing or alternative sources of generation; (33) the timing and outcome of any audits, disputes and other proceedings related to taxes; (34) the effective tax rates; and (35) the effect of changes in and application of accounting standards and pronouncements.

Risks Related to Vectren

Important factors related to Vectren, its affiliates, and its and their operations that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to:(1) factors affecting utility operations such as unfavorable or unusual weather conditions; catastrophic weather-related damage; unusual maintenance or repairs; unanticipated changes to coal and natural gas costs; unanticipated changes to gas transportation and storage costs, or availability due to higher demand, shortages, transportation problems or other developments; environmental or pipeline incidents; transmission or distribution incidents; unanticipated changes to electric energy supply costs, or availability due to demand, shortages, transmission problems or other developments; or electric transmission or gas pipeline system constraints, (2) new or proposed legislation, litigation and government regulation or other actions, such as changes in, rescission of or additions to tax laws or rates, pipeline safety regulation and environmental laws and regulations, including laws governing air emissions, carbon, waste water discharges and the handling and disposal of coal combustion residuals that could impact the continued operation, and/or cost recovery of generation plant costs and related assets; compliance with respect to these regulations could substantially change the operation and nature of Vectren’s utility operations, (3) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber attacks, or other similar occurrences could adversely affect Vectren’s facilities, operations, financial condition, results of operations, and reputation, (4) approval and timely recovery of new capital investments related to the electric generation transition plan, including timely approval to build and own generation, ability to meet capacity requirements, ability to procure resources needed to build new generation at a reasonable cost, ability to appropriately estimate costs of new generation, the effects of construction delays and cost overruns, ability to fully recover the investments made in retiring portions of the current generation fleet, scarcity of resources and labor, and workforce retention, development and training, (5) increased competition in the energy industry, including the effects of industry restructuring, unbundling, and other sources of energy, (6) regulatory factors such as uncertainty surrounding the composition of state regulatory commissions, adverse regulatory changes, unanticipated changes in rate-setting policies or procedures, recovery of investments and costs made under regulation, interpretation of regulatory-related legislation by the Indiana Utility Regulatory Commission and/or Public Utilities Commission of Ohio and appellate courts that review decisions issued by the agencies, and the frequency and timing of rate increases, (7) financial, regulatory or accounting principles or policies imposed by the Financial Accounting Standards Board; the SEC; the Federal Energy Regulatory Commission; state public utility commissions; state entities which regulate electric and natural gas transmission and distribution, natural gas gathering and processing, electric power supply; and similar entities with regulatory oversight, (8) economic conditions including the effects of inflation, commodity prices, and monetary fluctuations, (9) economic conditions, including increased potential for lower levels of economic activity; uncertainty regarding energy prices and the capital and commodity markets; volatile changes in the demand for natural gas, electricity, and other nonutility products and services; economic impacts of changes in business strategy on both gas and electric large customers; lower residential and commercial customer counts; variance from normal population growth and changes in customer mix; higher operating expenses; and reductions in the value of investments, (10) volatile natural gas and coal commodity prices and the potential impact on customer consumption, uncollectible accounts expense, unaccounted for gas and interest expense, (11) volatile oil prices and the potential impact on customer consumption and price of other fuel commodities, (12) direct or indirect effects on Vectren’s business, financial condition, liquidity and results of operations resulting from changes in credit ratings, changes in interest rates, and/or changes in market perceptions of the utility industry and other energy-related industries, (13) the performance of projects undertaken by Vectren’s nonutility businesses and the success of efforts to realize value from, invest in and develop new opportunities, including but not limited to, Vectren Infrastructure Services Company, Vectren Energy Services Company, and remaining ProLiance Holdings, LLC assets, (14) factors affecting Infrastructure Services, including the level of success in bidding contracts; fluctuations in volume and mix of contracted work; mix of projects received under blanket contracts; unanticipated cost increases in completion of the contracted work; funding requirements associated with multiemployer pension and benefit plans; changes in legislation and regulations impacting the industries in which the customers served operate; the effects of weather; failure to properly estimate the cost to construct projects; the ability to attract and retain qualified employees in a fast growing market where skills are critical; cancellation and/or reductions in the scope of projects by customers; credit worthiness of customers; ability to obtain materials and equipment required to perform services; and changing market conditions, including changes in the market prices of oil and natural gas that would affect the demand for infrastructure construction, (15) factors affecting Energy Services, including unanticipated cost increases in completion of the contracted work; changes in legislation and regulations impacting the industries in which the customers served operate; changes in economic influences impacting customers served; failure to properly estimate the cost to construct projects; risks associated with projects owned or operated; failure to appropriately design, construct, or operate projects; the ability to attract and retain qualified employees; cancellation and/or reductions in the scope of projects by customers; changes in the timing of being awarded projects; credit worthiness of customers; lower energy prices negatively impacting the economics of performance contracting business; and changing market conditions, (16) employee or contractor workforce factors including changes in key executives, collective bargaining agreements with union employees, aging workforce issues, work stoppages, or pandemic illness, (17) risks associated with material business transactions such as acquisitions and divestitures, including, without limitation, legal and regulatory delays; the related time and costs of implementing such transactions; integrating operations as part of these transactions; and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions, and (18) costs, fines, penalties and other effects of legal and administrative proceedings, settlements, investigations, claims, including, but not limited to, such matters involving compliance with federal and state laws and interpretations of these laws.

The foregoing list of factors is not all-inclusive because it is not possible to predict all factors, and any and all differences between the risk factors under the headings “Risks Related to CenterPoint Energy” or “Risks Related to Vectren,” except where context dictates otherwise, are not intended to be, and should not be read as, a representation, warranty, statement, affirmation or acknowledgement of any kind by CenterPoint Energy, Vectren or their respective affiliates that any risk factors present under one heading, but absent under the other, are not potential risk factors for CenterPoint Energy or Vectren, or their respective affiliates, as applicable. Furthermore, it may not be possible to assess the impact of any such factor on CenterPoint Energy’s or Vectren’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Additional risks and uncertainties will be discussed in other materials that CenterPoint Energy and Vectren will file with the SEC in connection with the proposed transactions. Other risk factors are detailed from time to time in CenterPoint Energy’s and Vectren’s annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, but any specific factors that may be provided should not be construed as exhaustive. Each forward-looking statement speaks only as of the date of the particular statement. While we believe these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, we undertake no obligation to update or revise any of our forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transactions, Vectren expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by Vectren with the SEC at http://www.sec.gov, the SEC’s website, or from Vectren’s website (http://www.vectren.com) under the tab, “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed by Vectren with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

CenterPoint Energy, Vectren and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from Vectren’s shareholders with respect to the proposed transactions. Information regarding the directors and executive officers of CenterPoint Energy is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 15, 2018, and information regarding the directors and executive officers of Vectren is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 22, 2018. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed transaction.